Creating a better tomorrow™… Second Quarter 2023 Earnings August 1, 2023 Louis Pinkham, Chief Executive Officer Rob Rehard, Executive Vice President, Chief Financial Officer

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 2Q 2023 FORWARD LOOKING STATEMENTS 2 This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward- looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility; after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the merger with the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, banking crises, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our evaluation of strategic alternatives for the global motors and generators portion of our Industrial Systems operating segment; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 2Q 2023 We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord Corporation, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

2Q 2023

OPENING COMMENTS & OVERVIEW

- **Second Quarter - Our First With Altra - Marks A Significant Milestone On Regal Rexnord's Transformation Journey**

- Strong 2Q Results Above Our Sales & Adj. EBITDA Targets
- Sales Up 31.1% Y/Y, Down 5.7% On A Pro Forma Organic Basis
  - Two Year Stack Of 40%
  - AMC Growth A Standout
- Pro Forma Daily Orders Down 12.7%, In Line With Expectations
  - Two Year Stack Of 55%
  - Still-Sizable Backlog Bolsters Top Line Outlook
- Adjusted EBITDA Margin* Up 50 Bps To 21.5%
  - Up ~80 Bps On A Pro Forma Basis
- Strong Free Cash Flow* Of $176.3


Adjusted Net Sales*
$1,349.4
$1,768.6
2Q22
2Q23


Adjusted EBITDA* & Margin*
$283.3
21.0%
$379.7
21.5%
2Q22
2Q23


Adjusted Diluted EPS*
$2.76
$2.56
2Q22
2Q23


Free Cash Flow*
$91.6
$176.3
2Q22
2Q23

* $ Millions, Except Per Share Data; Non-GAAP Financial Measurement, See Appendix For Reconciliation

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… LINEAR MOTION OVERVIEW 2Q 2023 6

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Sales* Up 4.0% • Key Drivers o Aerospace (+) o Medical (+) o Data Center (+) AUTOMATION & MOTION CONTROL * Non-GAAP Financial Measurement, See Appendix For Reconciliation Strong Execution Driving Growth & Margin Initiatives 8 2Q 2023 24.5% 25.3%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Sales* up 0.6% • Key Drivers o Metals & Mining (+) o Energy (+) o Marine (+) INDUSTRIAL POWERTRAIN SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Executing Integration & Synergy Plans 9 2Q 2023 $235.2 $53. 5 $43. 4 26.9% 23.6%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… POWER EFFICIENCY SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Driving Margin Expansion Plans While Navigating Destock Pressures Sales • Organic Sales* Down 22.2% • Key Drivers o Channel Destocking (-) o N.A. Resi HVAC (-) o China (-) $21.3 $39.0 10 $189.8 2Q 2023 $135. 7 $165. 5 16.8% 18.6%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $44.8 Million in 2Q 2023 Effective Tax Rate (ETR) • 22.8% Adj. ETR* in 2Q 2023 Restructuring & Related Costs • $16.0 Million in 2Q 2023 OTHER FINANCIAL UPDATES Balance Sheet at June 30, 2023 • Total Debt of $6,682.3 Million • Net Debt* of $6,022.7 Million • Net Debt*/Normalized Adj. EBITDA* of 3.86** Free Cash Flow* • $176.3 Million in 2Q 2023 * Non-GAAP Financial Measurement, See Appendix For Reconciliation ** Metric Calculated Including Altra Synergies Expected To Be Realized In The Next 24 Months 11 2Q 2023

2Q 2023

2023 OUTLOOK UPDATE

- Revising 2023 Outlook For Adjusted EPS* Down To A Range Of $10.20 - $10.60 (M/P $10.40) From A Prior Range Of $10.20 - $11.10 (M/P $10.65).
  - Estimate For Depreciation Expense Rising By ~$10 Million
  - Estimate For Net Interest Expense Rising By ~$9 Million
  - Lowering High End Of Range - Slower Recovery In Consumer, Certain Short Cycle Industrial & China Markets
- Revenue For 2023 Now Expected To Be ~$6.5 Billion Versus A Prior Range Of $6.5 - $6.8 Billion.
- Adjusted EBITDA Margin Expected To Be ~22%.
- Raising Expectation For Free Cash Flow To "Above $650 Million" (Up $50 Million)

Modeling Items (Mid-Point Model; $M Except Per Share Values)

Adjusted ETR*	~ 23.4%
Depreciation	~ $165
Amortization	~ $315
Interest Expense, Net*	~ $355
Stock Based Compensation	~ $60
Noncontrolling Interest	~ $4
Diluted Shares (M)	~ 66.6

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Raising 2023 Free Cash Flow Forecast

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Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 15 2Q 2023 ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Six Months Ended Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 GAAP Diluted Earnings Per Share $ 0.48 $ 2.12 $ 0.39 $ 3.96 Intangible Amortization 1.02 0.53 1.54 1.05 Transaction and Related Costs (a) 0.16 0.01 1.48 0.05 Inventory Step Up 0.50 0.06 0.50 0.10 Share-Based Compensation Expense (b) 0.18 0.08 0.49 0.14 Restructuring and Related Costs (c) 0.18 (0.01) 0.25 0.18 Discrete Tax Items 0.01 — 0.10 — Impairments and Exit Related Costs 0.03 — 0.03 — Gain on Sale of Assets — (0.03) (0.01) (0.04) Adjusted Diluted Earnings Per Share $ 2.56 $ 2.76 $ 4.77 $ 5.44 (a) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 16 2Q 2023 2023 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2023 GAAP Diluted EPS Annual Guidance $ 2.69 $ 3.09 Intangible Amortization 3.60 3.60 Transaction and Related Costs (a) 1.55 1.55 Restructuring and Related Costs (b) 0.85 0.85 Share-Based Compensation Expense (c) 0.80 0.80 Inventory Step Up 0.59 0.59 Discrete Tax Items 0.10 0.10 Impairments and Exit Related Costs 0.03 0.03 Gain on Sales of Assets (0.01) (0.01) 2023 Adjusted Diluted EPS Annual Guidance $ 10.20 $ 10.60 (a) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 17 2Q 2023 2023 NET INCOME TO ADJUSTED EBITDA ANNUAL GUIDANCE (Dollars in Millions) Minimum Maximum Net Income $ 224.8 $ 253.7 Plus: Income Taxes 82.4 88.0 Plus: Interest Expense 399.0 399.0 Less: Interest Income (44.0) (44.0) Plus: Depreciation 165.0 165.0 Plus: Amortization 315.0 315.0 EBITDA $ 1,142.2 $ 1,176.7 Plus: Restructuring and Related Costs (a) 72.0 72.0 Plus: Transaction and Related Costs (b) 86.0 86.0 Plus: Share-Based Compensation Expense (c) 60.0 60.0 Plus: Inventory Step Up 51.5 51.5 Plus: Impairments and Exit Related Costs 2.4 2.4 Less: Gain on Sale of Assets (0.6) (0.6) Adjusted EBITDA $ 1,413.5 $ 1,448.0 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

2Q 2023 APPENDIX

ADJUSTED EBITDA	Three Months Ended									
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord	
(Dollars in Millions)	**Jun 30, 2023**	Jun 30, 2022	**Jun 30, 2023**	Jun 30, 2022	**Jun 30, 2023**	Jun 30, 2022	**Jun 30, 2023**	Jun 30, 2022	**Jun 30, 2023**	Jun 30, 2022
GAAP Income from Operations	**$ 40.2**	$ 68.8	**$ 59.8**	$ 86.0	**$ 48.6**	$ 22.2	**$ 3.0**	$ 17.9	**$ 151.6**	$ 194.9
Transaction and Related Costs (a)	**6.5**	0.9	**—**	—	**3.0**	0.4	**1.8**	—	**11.3**	1.3
Inventory Step Up	**31.6**	4.7	**—**	—	**12.5**	1.3	**—**	—	**44.1**	6.0
Restructuring and Related Costs (b)	**2.6**	(4.6)	**10.7**	0.3	**2.0**	3.0	**0.7**	0.2	**16.0**	(1.1)
Impairments and Exit Related Costs	**0.3**	—	**—**	—	**2.1**	—	**—**	—	**2.4**	—
Gain on Sale of Assets	**—**	(2.6)	**—**	—	**—**	—	**—**	—	**—**	(2.6)
Adjusted Income from Operations*	**$ 81.2**	$ 67.2	**$ 70.5**	$ 86.3	**$ 68.2**	$ 26.9	**$ 5.5**	$ 18.1	**$ 225.4**	$ 198.5
Amortization	**$ 51.7**	$ 31.0	**$ 2.1**	$ 2.1	**$ 35.4**	$ 13.2	**$ 0.2**	$ 0.2	**$ 89.4**	$ 46.5
Depreciation	**22.7**	13.1	**9.7**	9.7	**12.2**	5.7	**3.0**	3.4	**47.6**	31.9
Share-Based Compensation Expense	**8.0**	1.9	**2.8**	1.5	**3.0**	1.5	**0.7**	—	**14.5**	4.9
Other Income, Net	**1.1**	0.5	**0.7**	0.6	**0.7**	0.2	**0.3**	0.2	**2.8**	1.5
Adjusted EBITDA	**$ 164.7**	$ 113.7	**$ 85.8**	$ 100.2	**$ 119.5**	$ 47.5	**$ 9.7**	$ 21.9	**$ 379.7**	$ 283.3
GAAP Operating Margin %	**5.8%**	16.3%	**13.0%**	14.4%	**10.3%**	11.4%	**2.2%**	13.0%	**8.6%**	14.4%
Adjusted Operating Margin %	**11.6%**	15.9%	**15.3%**	14.5%	**14.4%**	13.9%	**4.0%**	13.1%	**12.7%**	14.7%
Adjusted EBITDA Margin %	**23.6%**	26.9%	**18.6%**	16.8%	**25.3%**	24.5%	**7.1%**	15.9%	**21.5%**	21.0%

(a) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

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2Q 2023

APPENDIX

ADJUSTED EBITDA (Dollars in Millions)	Industrial Powertrain Solutions Jun 30, 2023	Industrial Powertrain Solutions Jun 30, 2022	Power Efficiency Solutions Jun 30, 2023	Power Efficiency Solutions Jun 30, 2022	Automation & Motion Control Jun 30, 2023	Automation & Motion Control Jun 30, 2022	Industrial Systems Jun 30, 2023	Industrial Systems Jun 30, 2022	Total Regal Rexnord Jun 30, 2023	Total Regal Rexnord Jun 30, 2022
	Six Months Ended									
GAAP Income from Operations	**$ 66.1**	$ 115.1	**$ 105.2**	$ 190.4	**$ 43.4**	$ 34.5	**$ 5.8**	$ 24.8	**$ 220.5**	$ 364.8
Transaction and Related Costs [(a)]	**48.5**	2.9	**—**	—	**26.5**	1.4	**3.9**	—	**78.9**	4.3
Inventory Step Up	**31.6**	6.5	**—**	—	**12.5**	2.5	**—**	—	**44.1**	9.0
Restructuring and Related Costs [(b)]	**3.4**	9.8	**15.4**	1.3	**2.5**	4.5	**0.9**	0.3	**22.2**	15.9
Impairments and Exit Related Costs	**0.3**	—	**—**	—	**2.1**	—	**—**	—	**2.4**	—
Gain on Sale of Assets	**—**	(2.6)	**—**	(0.7)	**(0.6)**	—	**—**	—	**(0.6)**	(3.3)
Adjusted Income from Operations	**$ 149.9**	$ 131.7	**$ 120.6**	$ 191.0	**$ 86.4**	$ 42.9	**$ 10.6**	$ 25.1	**$ 367.5**	$ 390.7
Amortization	**$ 81.5**	$ 60.8	**$ 4.2**	$ 4.3	**$ 49.6**	$ 28.3	**$ 0.4**	$ 0.4	**$ 135.7**	$ 93.8
Depreciation	**34.5**	25.9	**19.3**	19.6	**17.7**	10.3	**6.3**	6.7	**77.8**	62.5
Share-Based Compensation Expense [(c)]	**18.6**	4.1	**4.8**	3.9	**11.6**	2.7	**1.2**	0.5	**36.2**	11.2
Other Income, Net	**1.6**	0.9	**1.3**	1.2	**0.9**	0.4	**0.4**	0.3	**4.2**	2.8
Adjusted EBITDA	**$ 286.1**	$ 223.4	**$ 150.2**	$ 220.0	**$ 166.2**	$ 84.6	**$ 18.9**	$ 33.0	**$ 621.4**	$ 561.0
GAAP Operating Margin %	**5.9%**	13.7%	**11.3%**	16.4%	**6.4%**	9.1%	**2.1%**	9.2%	**7.4%**	13.8%
Adjusted Operating Margin %	**13.5%**	15.7%	**13.0%**	16.4%	**12.8%**	11.3%	**3.9%**	9.3%	**12.3%**	14.8%
Adjusted EBITDA Margin %	**25.7%**	26.6%	**16.2%**	18.9%	**24.6%**	22.4%	**6.9%**	12.3%	**20.8%**	21.2%

(a) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

(c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

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2Q 2023 APPENDIX

NET INCOME TO ADJUSTED EBITDA

(Dollars in Millions)

	Three Months Ended		Six Months Ended	
	Jun 30, 2023	Jun 30, 2022	**Jun 30, 2023**	Jun 30, 2022
Net Income	**$ 33.2**	$ 143.2	**$ 27.7**	$ 270.3
Plus: Income Taxes	**9.9**	40.6	**22.2**	76.8
Plus: Interest Expense	**116.4**	13.4	**211.8**	22.4
Less: Interest Income	**(5.1)**	(0.8)	**(37.0)**	(1.9)
Plus: Depreciation	**47.6**	31.9	**77.8**	62.5
Plus: Amortization	**89.4**	46.5	**135.7**	93.8
EBITDA*	**291.4**	274.8	**438.2**	523.9
Plus: Transaction and Related Costs [(a)]	**11.3**	1.3	**78.9**	4.3
Plus: Inventory Step Up	**44.1**	6.0	**44.1**	9.0
Plus: Share-Based Compensation Expense [(c)]	**14.5**	4.9	**36.2**	11.2
Plus: Restructuring and Related Costs [(b)]	**16.0**	(1.1)	**22.2**	15.9
Plus: Impairments and Exit Related Costs	**2.4**	—	**2.4**	—
Less: Gain on Sale of Assets	**—**	(2.6)	**(0.6)**	(3.3)
Adjusted EBITDA	**$ 379.7**	$ 283.3	**$ 621.4**	$ 561.0

(a) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

(c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 2Q 2023 ADJUSTED NET SALES (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Net Sales $ 698.7 $ 422.1 $ 460.1 $ 595.4 $ 473.1 $ 194.1 $ 136.7 $ 137.8 $ 1,768.6 $ 1,349.4 Adjusted Net Sales $ 698.7 $ 422.1 $ 460.1 $ 595.4 $ 473.1 $ 194.1 $ 136.7 $ 137.8 $ 1,768.6 $ 1,349.4 ADJUSTED NET SALES (Dollars in Millions) Six Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Net Sales $ 1,113.1 $ 838.4 $ 929.6 $ 1,162.6 $ 676.3 $ 378.4 $ 273.7 $ 268.5 $ 2,992.7 $ 2,647.9 Adjusted Net Sales $ 1,113.1 $ 838.4 $ 929.6 $ 1,162.6 $ 676.3 $ 378.4 $ 273.7 $ 268.5 $ 2,992.7 $ 2,647.9

2Q 2023 APPENDIX

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Six Months Ended	
	Jun 30, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Income before Taxes	$ 43.1	$ 183.8	$ 49.9	$ 347.1
Provision for Income Taxes	9.9	40.6	22.2	76.8
Effective Tax Rate	22.9 %	22.1 %	44.5 %	22.1 %
Income before Taxes	$ 43.1	$ 183.8	$ 49.9	$ 347.1
Intangible Amortization	89.4	46.5	135.7	93.8
Transaction and Related Costs (a)	12.4	1.3	118.2	4.3
Inventory Step Up	44.1	6.0	44.1	9.0
Share-Based Compensation Expense (c)	14.5	4.9	36.2	11.2
Restructuring and Related Costs (b)	16.0	(1.1)	22.2	15.9
Impairments and Exit Related Costs	2.4	—	2.4	—
Gain on Sales of Assets	—	(2.6)	(0.6)	(3.3)
Adjusted Income before Taxes*	$ 221.9	$ 238.8	$ 408.1	$ 478.0
Provision for Income Taxes	$ 9.9	$ 40.6	$ 22.2	$ 76.8
Tax Effect of Intangible Amortization	21.6	11.2	33.0	23.0
Tax Effect of Transaction and Related Costs	1.5	0.3	19.8	1.0
Tax Effect of Inventory Step Up	10.6	1.5	10.6	2.1
Tax Effect of Share-Based Compensation Expense	2.5	(0.7)	3.7	1.5
Tax Effect from Restructuring and Related Costs	4.3	(0.1)	5.9	4.0
Tax Effect from Impairments and Exit Related Costs	0.6	—	0.6	—
Tax Effect of Gain on Sales of Assets	—	(0.6)	(0.1)	(0.8)
Discrete Tax Items	(0.3)	—	(6.8)	—
Adjusted Provision for Income Taxes*	$ 50.7	$ 52.2	$ 88.9	$ 107.6
Adjusted Effective Tax Rate*	22.8 %	21.9 %	21.8 %	22.5 %

(a) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

(c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 2Q 2023 FREE CASH FLOW Three Months Ended Six Months Ended Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Net Cash Provided by Operating Activities $ 221.1 $ 110.8 $ 327.3 $ 104.9 Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (a) — — 86.9 — Adjusted Cash Flows from Operations* 221.1 110.8 414.2 104.9 Additions to Property Plant and Equipment (44.8) (19.2) (63.5) (32.6) Free Cash Flow $ 176.3 $ 91.6 $ 350.7 $ 72.3 GAAP Net Income Attributable to Regal Rexnord Corporation $ 32.1 $ 142.0 $ 26.2 $ 267.6 Certain Acquisition Costs (Net of Tax of $5.9 Million) (b) — — 32.3 — Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million) — — 13.0 — Impairments (Net of Tax of $0.6 Million) 1.8 — 1.8 — Adjusted Net Income Attributable to Regal Rexnord Corporation* $ 33.9 $ 142.0 $ 73.3 $ 267.6 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation* 520.1% 64.5% 478.4% 27.0% (a) Reflects the payment of Regal Rexnord's and Altra's advisor success fees. (b) Reflects the charge related to Regal Rexnord's advisor success fees.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 2Q 2023 ORGANIC SALES GROWTH Three Months Ended June 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Jun 30, 2023 $ 698.7 $ 460.1 $ 473.1 $ 136.7 $ 1,768.6 Net Sales from Businesses Acquired (284.1) — (267.3) — (551.4) Impact from Foreign Currency Exchange Rates 1.5 3.3 1.6 2.7 9.1 Organic Sales Three Months Ended Jun 30, 2023 $ 416.1 $ 463.4 $ 207.4 $ 139.4 $ 1,226.3 Net Sales Three Months Ended Jun 30, 2022 $ 422.1 $ 595.4 $ 194.1 $ 137.8 $ 1,349.4 Adjusted Net Sales Three Months Ended Jun 30, 2022 $ 422.1 $ 595.4 $ 194.1 $ 137.8 $ 1,349.4 Three Months Ended Jun 30, 2023 Organic Sales Growth % (1.4)% (22.2)% 6.9% 1.2% (9.1)% Three Months Ended Jun 30, 2023 Net Sales Growth % 65.5% (22.7)% 143.7% (0.8)% 31.1%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 2Q 2023 ORGANIC SALES GROWTH Six Months Ended June 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Jun 30, 2023 $ 1,113.1 $ 929.6 $ 676.3 $ 273.7 $ 2,992.7 Net Sales from Businesses Acquired (284.1) — (267.3) — (551.4) Impact from Foreign Currency Exchange Rates 8.9 10.9 4.2 6.9 30.9 Organic Sales Three Months Ended Jun 30, 2023 $ 837.9 $ 940.5 $ 413.2 $ 280.6 $ 2,472.2 Net Sales Three Months Ended Jun 30, 2022 $ 838.4 $ 1,162.6 $ 378.4 $ 268.5 $ 2,647.9 Adjusted Net Sales Three Months Ended Jun 30, 2022 $ 838.4 $ 1,162.6 $ 378.4 $ 268.5 $ 2,647.9 Three Months Ended Jun 30, 2023 Organic Sales Growth % (0.1)% (19.1)% 9.2% 4.5% (6.6)% Three Months Ended Jun 30, 2023 Net Sales Growth % 32.8% (20.0)% 78.7% 1.9% 13.0%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 2Q 2023 DEBT TO EBITDA Last Twelve Months Jun 30, 2023 Proforma Net Income (d) $ 120.7 Plus: Income Taxes 26.9 Plus: Interest Expense 479.1 Less: Interest Income (11.1) Plus: Depreciation 186.6 Plus: Amortization 347.3 Proforma EBITDA* $ 1,149.5 Plus: Transaction and Related Costs (a) 111.1 Plus: Restructuring and Related Costs (b) 72.3 Plus: Share-Based Compensation Expense (c) 58.2 Plus: Inventory Step Up 40.6 Plus: Impairments and Exit Related Costs 8.2 Less: Gain on Sale of Assets (0.6) Proforma Adjusted EBITDA* $ 1,439.3 Altra Synergies Expected to be Realized Within 24 Months 120.0 Normalized Adjusted EBITDA $ 1,559.3 Current Maturities of Long-Term Debt $ 72.6 Long-Term Debt 6,609.7 Total Gross Debt $ 6,682.3 Cash (659.6) Net Debt $ 6,022.7 Gross Debt/Normalized Adjusted EBITDA 4.29 Net Debt/Normalized Adjusted EBITDA 3.86 (a) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (d) Includes Altra results.

2Q 2023 APPENDIX

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)

	Three Months Ended June 30, 2023				
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Jun 30, 2023	$ 698.7	$ 460.1	$ 473.1	$ 136.7	$ 1,768.6
Impact from Foreign Currency Exchange Rates	2.0	3.3	5.0	2.7	13.0
Pro Forma Organic Sales Three Months Ended Jun 30, 2023	$ 700.7	$ 463.4	$ 478.1	$ 139.4	$ 1,781.6
Net Sales Three Months Ended Jun 30, 2022	$ 422.1	$ 595.4	$ 194.1	$ 137.8	$ 1,349.4
Net Sales from Businesses Acquired	252.9	—	245.2	—	498.1
Pro Forma Adjusted Net Sales Three Months Ended Jun 30, 2022	$ 675.0	$ 595.4	$ 439.3	$ 137.8	$ 1,847.5
Three Months Ended Jun 30, 2023 Pro Forma Organic Sales Growth %	0.6 % (a)	(22.2)%	4.0 % (a)	1.2 %	(5.7)% (a)
Three Months Ended Jun 30, 2023 Pro Forma Net Sales Growth %	0.3 % (b)	(22.7)%	2.9 % (b)	(0.8)%	(6.4)% (b)

(a) Amounts adjusted to reflect pro forma organic sales growth adjusted for an immaterial amount of Altra revenue from the acquisition date to March 31, 2023, which was reflected in the Company's results for the quarter ended June 30, 2023.

(b) Amounts adjusted to reflect pro forma net sales growth adjusted for an immaterial amount of Altra revenue from the acquisition date to March 31, 2023, which was reflected in the Company's results for the quarter ended June 30, 2023.

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2Q 2023 APPENDIX

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)

	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
	Six Months Ended June 30, 2023				
Net Sales Six Months Ended Jun 30, 2023	$ 1,113.1	$ 929.6	$ 676.3	$ 273.7	$ 2,992.7
Net Sales from Businesses Acquired	234.4	—	216.7	—	451.1
Impact from Foreign Currency Exchange Rates	15.2	10.9	14.5	6.9	47.5
Pro Forma Organic Sales Six Months Ended Jun 30, 2023	$ 1,362.7	$ 940.5	$ 907.5	$ 280.6	$ 3,491.3
Net Sales Six Months Ended Jun 30, 2022	$ 838.4	$ 1,162.6	$ 378.4	$ 268.5	$ 2,647.9
Net Sales from Businesses Acquired (a)	504.8	—	463.6	—	968.4
Pro Forma Adjusted Net Sales Six Months Ended Jun 30, 2022	$ 1,343.2	$ 1,162.6	$ 842.0	$ 268.5	$ 3,616.3
Six Months Ended Jun 30, 2023 Pro Forma Organic Sales Growth	1.5 % (b)	(19.1)%	7.8 % (b)	4.5 %	(3.5)% (b)
Six Months Ended Jun 30, 2023 Pro Forma Net Sales Growth %	0.3 % (c)	(20.0)%	6.1 % (c)	1.9 %	(4.8)% (c)

(a) Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b) Amounts adjusted to reflect pro forma organic sales growth.
(c) Amounts adjusted to reflect pro forma net sales growth.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 29 2Q 2023 PRO FORMA NET INCOME TO ADJUSTED EBITDA Three Months Ended Jun 30, 2022 Pro Forma Net Income $ 71.6 Plus: Income Taxes 41.6 Plus: Interest Expense 99.9 Plus: Interest Income (0.8) Plus: Depreciation 49.1 Plus: Amortization 87.3 Pro Forma EBITDA $ 348.7 Plus: Transaction and Related Costs 10.3 Plus: Inventory Step Up 14.6 Plus: Share-Based Compensation Expense 9.2 Plus: Restructuring and Related Costs (0.6) Plus: Impairments and Exit Related Costs 2.2 Less: Gain on Sale of Assets (2.6) Proforma Adjusted EBITDA* $ 381.8 Pro Forma Net Sales $ 1,847.5 Pro Forma Adjusted EBITDA Margin % 20.7%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX - LINEAR MOTION END MARKETS 30 2Q 2023 Intralogistics Key Products: Actuators, Lead & Ball Screws & Lifting Columns Example Application: Adjustment of Conveyor & Diverter Positions Medical & Health Key Products: Lead Screws, Linear Bearings & Guides, Actuators Example Application: Automation of Clinical Diagnostic Testing

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX - LINEAR MOTION END MARKETS 31 2Q 2023 Aerospace & Defense Key Products: Lead & Ball Screws, Actuators, Linear Bearings, Guides, Servo Coils, Resolvers Example Application: Movement of Aircraft Wing Flap Agriculture Key Products: Actuators Example Application: Automation of Harvesting Combine Movements